UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2022

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CCRN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2022 the Board of Directors (the “Board”) of Cross Country Healthcare, Inc. (the “Company”) appointed Venkat Bhamidipati as a director of the Board (the “Appointment”). Mr. Bhamidipati will serve as a director until the 2023 annual meeting of stockholders or until his earlier resignation, retirement or other termination of service. The Board has determined that Mr. Bhamidipati is an independent director in accordance with the applicable rules of the Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market. Mr. Bhamidipati will be compensated in accordance with the non-employee director compensation program of the Board, as described in the Company’s Proxy Statement filed with the SEC on April 4, 2022.

Mr. Bhamidipati, 56, was most recently Executive Vice President and the Chief Financial Officer of McAfee where he helped lead their IPO and oversaw the finance, IT, and security operations and teams that support McAfee’s business worldwide. Prior to McAfee, Venkat was an Executive Vice President and the Chief Financial Officer at Providence, a healthcare system with $25B in annual revenues, from July 2017 to September 2020. Prior to this role at Providence, Venkat spent 13 years at Microsoft from June 2004 to July 2017, where Venkat held several executive positions, including, Chief Financial Officer of the Worldwide Enterprise and Partner Group, Chief Financial Officer of the Worldwide Operations Group, and Managing Director for Business Development and Strategy. Venkat earned a Master’s degree in Commerce from Osmania University and an M.B.A in Finance and Marketing from the Kelly School of Business at Indiana University.

The Board believes that Mr. Bhamidipatis’ extensive experience as a financial executive will make him a valuable member of the Board.

Item 8.01	Other Events.

On November 21, 2022, the Company issued a press release announcing the appointment of Mr. Bhamidipati to the Board. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	Press Release issued by the Company on November 21, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Dated:	November 21, 2022	By:	/s/ William J. Burns
William J. Burns
Executive Vice President & Chief Financial Officer